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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2007

GEORGIA INTERNATIONAL MINING CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 000-52482

Nevada                                                                                                        20-2308107
(State or other jurisdiction                                                                              (I.R.S. Employer
 of incorporation)                                                                                            Identification No.)

299 – 1917 West 4th Avenue, Vancouver, BC. V6J 1M7
(Address of principal executive offices) (zip code)

(604) 454-8035
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02        Departure of Directors or Principal Officers; Election of Directors;
                        Appointment of Principal Officers.

           (d)        On February 26, 2007, the Board of Directors of Georgia International Mining Corporation (the “Company”) accepted Ms. Noelle Anderson’s resignation as director of the Company.  As a result, the Board of Directors now consists of one officer/director.

Exhibits:

            None

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        GEORGIA INTERNATIONAL MINING CORPORATION
                                                                        (Registrant)

Dated:  February 26, 2007                              By:        /s/ Mark Hague
                                                                       Name:   Mark Hague
                                                                       Title:     Chief Executive Officer & Chief Financial Officer